Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans (and in the case of additional trust student loans, FFELP loans including consolidation and non-consolidation loans) owned by the Student Loan Marketing Association, SLM ECFC or one of their affiliates by employing several criteria, including requirements that each trust student loan as of the statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	was originated in the United States, its territories or its possessions in accordance with the FFELP;
•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	provided for periodic payments that will fully amortize the amount financed over its term to maturity, exclusive of any deferral or forbearance periods;
•	was more than 120 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party.  The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2024, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,802,206  to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 5 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$273,626,726
Aggregate Outstanding Principal Balance – Treasury Bill	$42,114,765
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	15.39%
Aggregate Outstanding Principal Balance – 30-day Average SOFR	$231,511,960
Percentage of Aggregate Outstanding Principal Balance – 30-day Average SOFR	84.61%
Number of Borrowers	6,884
Average Outstanding Principal Balance Per Borrower	$39,748
Number of Loans	12,249
Average Outstanding Principal Balance Per Loan – Treasury Bill	$43,824
Average Outstanding Principal Balance Per Loan – 30-day Average SOFR	$20,510
Weighted Average Remaining Term to Scheduled Maturity	188 months
Weighted Average Annual Interest Rate	6.21%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the 30-day Average SOFR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES
AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$29,121	*
3.01% to 3.50%	861	10,447,191	3.8%
3.51% to 4.00%	1,077	18,621,417	6.8
4.01% to 4.50%	2,249	31,817,749	11.6
4.51% to 5.00%	2,586	43,605,133	15.9
5.01% to 5.50%	579	11,138,592	4.1
5.51% to 6.00%	625	12,168,174	4.4
6.01% to 6.50%	985	22,267,256	8.1
6.51% to 7.00%	922	25,625,026	9.4
7.01% to 7.50%	369	12,349,828	4.5
7.51% to 8.00%	797	29,352,999	10.7
8.01% to 8.50%	925	37,669,658	13.8
Equal to or greater than 8.51%	273	18,534,580	6.8

Total	12,249	$273,626,726	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	963	$2,467,278	0.9%
$5,000.00-$ 9,999.99	936	6,936,250	2.5
$10,000.00-$14,999.99	760	9,351,791	3.4
$15,000.00-$19,999.99	601	10,461,379	3.8
$20,000.00-$24,999.99	469	10,523,543	3.8
$25,000.00-$29,999.99	443	12,124,042	4.4
$30,000.00-$34,999.99	374	12,160,337	4.4
$35,000.00-$39,999.99	302	11,300,049	4.1
$40,000.00-$44,999.99	256	10,853,522	4.0
$45,000.00-$49,999.99	209	9,929,447	3.6
$50,000.00-$54,999.99	155	8,138,767	3.0
$55,000.00-$59,999.99	133	7,606,564	2.8
$60,000.00-$64,999.99	144	8,990,999	3.3
$65,000.00-$69,999.99	109	7,351,373	2.7
$70,000.00-$74,999.99	109	7,880,629	2.9
$75,000.00-$79,999.99	71	5,486,710	2.0
$80,000.00-$84,999.99	79	6,523,896	2.4
$85,000.00-$89,999.99	73	6,394,745	2.3
$90,000.00-$94,999.99	46	4,253,666	1.6
$95,000.00-$99,999.99	54	5,269,903	1.9
$100,000.00 and above	598	109,621,837	40.1

Total	6,884	$273,626,726	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	11,532	$249,846,342	91.3%
31-60 days	249	8,134,477	3.0
61-90 days	142	4,738,822	1.7
91-120 days	78	2,449,505	0.9
121-150 days	55	2,091,550	0.8
151-180 days	34	877,342	0.3
181-210 days	27	813,518	0.3
Greater than 210 days	132	4,675,171	1.7

Total	12,249	$273,626,726	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	85	$30,281	*
4 to 12	318	383,552	0.1%
13 to 24	465	1,267,049	0.5
25 to 36	607	2,725,984	1.0
37 to 48	1,320	6,145,488	2.2
49 to 60	712	5,109,230	1.9
61 to 72	577	5,541,876	2.0
73 to 84	493	6,204,482	2.3
85 to 96	516	7,566,715	2.8
97 to 108	1,460	20,041,355	7.3
109 to 120	740	13,669,321	5.0
121 to 132	730	15,865,059	5.8
133 to 144	671	16,970,294	6.2
145 to 156	519	14,915,858	5.5
157 to 168	516	17,053,169	6.2
169 to 180	369	12,236,181	4.5
181 to 192	276	10,230,694	3.7
193 to 204	239	10,383,562	3.8
205 to 216	250	10,341,796	3.8
217 to 228	164	7,822,355	2.9
229 to 240	135	6,892,211	2.5
241 to 252	95	4,498,003	1.6
253 to 264	77	4,577,245	1.7
265 to 276	99	5,114,691	1.9
277 to 288	64	3,899,611	1.4
289 to 300	211	16,789,015	6.1
301 to 312	469	41,660,652	15.2
313 to 324	18	1,502,857	0.5
325 to 336	9	456,538	0.2
337 to 348	6	405,725	0.1
349 to 360	7	1,312,874	0.5
361 and above	32	2,013,005	0.7

Total	12,249	$273,626,726	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	256	$7,646,322	2.8%
Forbearance	953	39,491,856	14.4
Repayment
First year in repayment	51	3,066,914	1.1
Second year in repayment	54	3,673,593	1.3
Third year in repayment	82	5,823,138	2.1
More than 3 years in repayment	10,853	213,924,902	78.2

Total	12,249	$273,626,726	100.0%

(1)
Of the trust student loans in forbearance status, approximately 44 loans with an aggregate outstanding principal balance of $1,305,773, representing 0.48% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program.); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 158.3 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	20.1	-	220.5
Forbearance	-	7.4	226.9
Repayment	-	-	177.9

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $7,646,322 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $5,952,852 or approximately 77.9% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	116	$2,923,891	1.1%
Alaska	16	646,850	0.2
Arizona	403	8,595,248	3.1
Arkansas	81	1,771,075	0.6
California	1,121	24,192,962	8.8
Colorado	215	4,498,521	1.6
Connecticut	161	2,758,031	1.0
Delaware	33	669,363	0.2
District of Columbia	41	757,480	0.3
Florida	1,160	39,724,359	14.5
Georgia	456	11,788,701	4.3
Hawaii	47	539,102	0.2
Idaho	47	970,955	0.4
Illinois	443	8,792,939	3.2
Indiana	734	16,067,091	5.9
Iowa	28	455,383	0.2
Kansas	165	3,182,206	1.2
Kentucky	128	2,628,478	1.0
Louisiana	443	8,747,943	3.2
Maine	66	2,314,589	0.8
Maryland	337	8,042,015	2.9
Massachusetts	304	4,692,519	1.7
Michigan	245	5,331,508	1.9
Minnesota	135	3,083,069	1.1
Mississippi	105	2,318,876	0.8
Missouri	236	4,815,721	1.8
Montana	15	573,848	0.2
Nebraska	28	347,802	0.1
Nevada	76	1,742,119	0.6
New Hampshire	117	2,259,735	0.8
New Jersey	319	5,321,729	1.9
New Mexico	41	1,033,760	0.4
New York	883	15,700,247	5.7
North Carolina	322	7,691,907	2.8
North Dakota	7	259,848	0.1
Ohio	78	2,338,303	0.9
Oklahoma	186	3,730,626	1.4
Oregon	147	3,203,494	1.2
Pennsylvania	395	7,618,534	2.8
Rhode Island	30	418,556	0.2
South Carolina	162	4,855,776	1.8
South Dakota	10	197,179	0.1
Tennessee	176	4,606,082	1.7
Texas	1,035	21,891,216	8.0
Utah	47	1,000,567	0.4
Vermont	24	632,740	0.2
Virginia	342	7,315,148	2.7
Washington	300	5,019,282	1.8
West Virginia	62	1,371,087	0.5
Wisconsin	90	1,675,494	0.6
Wyoming	7	35,837	*
Other	84	2,476,936	0.9

Total	12,249	$273,626,726	100.00%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2003-7

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	6,058	$110,332,467	40.3%
Other Repayment Options(1)	4,189	79,666,496	29.1
Income-driven Repayment(2)	2,002	83,627,763	30.6

Total	12,249	$273,626,726	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 73 loans with an aggregate outstanding principal balance of $1,971,491 currently in an interest-only period.  These interest-only loans represent approximately 0.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	6,075	$112,346,492	41.1%
Unsubsidized	6,174	161,280,234	58.9

Total	12,249	$273,626,726	100.0%

2003-7

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	33	$2,303,464	0.8%
October 1, 1993 through June 30, 2006	12,216	271,323,262	99.2
July 1, 2006 and later	0	0	0.0

Total	12,249	$273,626,726	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	256	$3,544,028	1.3%
College Assist	3	192,494	0.1
Educational Credit Management Corporation	745	16,576,885	6.1
Great Lakes Higher Education Corporation	8,443	199,640,960	73.0
Illinois Student Assistance Comm	1	-100	*
Kentucky Higher Educ. Asst. Auth.	421	7,683,501	2.8
Michigan Guaranty Agency	118	2,165,484	0.8
Oklahoma Guaranteed Stud Loan Prog	141	2,668,099	1.0
Pennsylvania Higher Education Assistance Agency	587	11,565,809	4.2
Texas Guaranteed Student Loan Corp	1,534	29,589,566	10.8

Total	12,249	$273,626,726	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

2003-7